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ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                           January 1, 2001 - January 31, 2001
                                             ----------------------------------

SETTLEMENT DATE:                                       15-Feb-01
                                             -----------------------------
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A.     SERIES INFORMATION

       ADVANTA LEASING RECEIVABLES CORP. IV AND
       ADVANTA LEASING RECEIVABLES CORP. V
       EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
       SERIES 1998-1

I.     SERIES INFORMATION INCLUDING PLEDGED PROPERTY CONVEYED
       ------------------------------------------------------

       (a.)      Beginning Aggregate Contract Principal Balance  ("ACPB") .......................                     $90,365,377.73
                                                                                                                      --------------
       (b.)      Contract Principal Balance of all Collections allocable to Contracts .........     $6,316,919.76
                                                                                                 ----------------
       (c.)      Contract Principal Balance of Charged-Off Contracts ..........................       $440,208.50
                                                                                                 ----------------
       (d.)      Total decline in Principal Balance ...........................................                        $6,757,128.26
                                                                                                                      --------------


       (e.)      Ending Aggregate Contract Principal Balance of all Contracts as of
                  this Settlement Date. .......................................................                       $83,608,249.47
                                                                                                                      --------------
                 BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT ON THE RELATED PAYMENT DATE
       (f.)      Class A Principal Balance as of this Settlement Date .........................                       $73,842,746.07
                                                                                                                      --------------
                 (Class A Note Factor).................................     0.2229552
                                                                         -------------
       (g1.)     Class A-1 Principal Balance (Note Factor).............     0.0000000                    -
                                                                        -------------           ---------------
       (g2.)     Class A-2 Principal Balance (Note Factor).............     0.0244355              $4,642,746.07
                                                                         -------------           ---------------
       (g3.)     Class A-3 Principal Balance (Note Factor).............     1.0000000             $23,300,000.00
                                                                         -------------           ---------------
       (g4.)     Class A-4 Principal Balance (Note Factor).............     1.0000000             $45,900,000.00
                                                                         -------------           ---------------
       (h.)      Class B Principal Balance as of this Settlement Date .........................                          $240,492.76
                                                                                                                     ---------------
                 (Class B Note Factor)                                      0.0126990
                                                                         -------------
       (i.)      Class C Principal Balance as of this Settlement Date .........................                       $  -
                                                                                                                     ---------------
                 (Class C Note Factor)                                      0.0000000
                                                                         -------------
       (l.)      Class D Principal Balance as of this Settlement Date .........................                        $9,525,010.64
                                                                                                                     ---------------
                 (Class D Note Factor)                                      0.6349878
                                                                         -------------

II.    COMPLIANCE RATIOS
       -----------------

       (a.)      Aggregate Contract Balance Remaining ("CBR") of all Contracts
                 as of the related Calculation Date ...........................................                       $89,396,401.77
                                                                                                                      --------------
       (b1.)     % of CBR 31 days or more delinquent as of the related Calculation Date .......                          6.73%
                                                                                                                      --------------
       (b2.)     Preceeding Month %:                                      Dec-00 ..............                          6.11%
                                                                          ------------                                --------------
       (b3.)     2nd Preceeding Month %:                                  Nov-00 ..............                          5.35%
                                                                          ------------                                --------------
       (b4.)     Three month rolling average % of CBR 31 days or more delinquent...............                          6.06%
                                                                                                                      --------------


       (c.)      Does the three month rolling average % of CBR which are 31 days or more
                 delinquent exceed 10.5% ? Y or N.                                                                       NO
                                                                                                                      --------------


                 (Amortization Period Only)
       (d)       Cumulative Net Loss Percentage as of the related Collection Period . .........                          2.94%
                                                                                                                      --------------


                 Does the Cumulative Net Loss Percentage exceed

       (d1.)     4.0% from the Beginning Period to and including 12th Collection Period ?
                  Y or N ......................................................................                         N/A
                                                                                                                      --------------
       (d2.)     5.5% from 13th Collection Period to and including 24th Collection
                  Period ?  Y or N. ...........................................................                         N/A
                                                                                                                      --------------
       (d3.)     7.0% from 25th Collection Period and thereafter ? Y or N. ...................                         NO
                                                                                                                      --------------
                 (If Yes to e1 or e2 or e3, then a Residual Event occurs)

       (e1.)     Residual Realization for the related Collection Period  > 100% (YES/NO). .....                         YES
                                                                                                                      --------------
       (e2.)     Preceeding Month:                     Dec-00  > 100%(YES/NO) .................                         YES
                                                       ---------------------                                         --------------
       (e3.)     2nd Preceeding Month:                 Nov-00  > 100%  (YES/NO) ................                        YES
                                                       -----------------------                                       --------------
       (e4.)     Three month rolling average Residual Realization Ratio  > 100% (YES/NO) ......                         YES
                                                                                                                      --------------
                 (If less than 100%, then a Residual Event Occurs)


III.   FLOW OF FUNDS
       -------------
                 The amount of available funds on deposit in the Series 1998-1
                  Facility Account ............................................................                        $7,812,244.97
                                                                                                                      --------------


             (1) On the Payment Date which is also the Amortization Date and each Payment
                 Date thereafter


       (a.)      To the Servicer, Unrecoverable Servicer Advances .............................                               921.97
                                                                                                                      --------------
       (b.)      To the Servicer, if ABS is not the Servicer, Servicing Fee and Ancillary
                  Servicing Income, if any.....................................................
                                                                                                                      --------------

                 To Series 1998-1 Noteholders:
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       (c.)      To Class A, the total Class A Note Interest and Class A Overdue Interest
                 for the related period .......................................................                          $395,337.42
                                                                                                                      --------------
                                    Interest on Class A-1 Notes ...............................  $          -
                                                                                                 ----------------
                                    Interest on Class A-2 Notes ...............................  $      51,461.59
                                                                                                 ----------------
                                    Interest on Class A-3 Notes ...............................  $     115,140.83
                                                                                                 ----------------
                                    Interest on Class A-4 Notes ...............................  $     228,735.00
                                                                                                 ----------------
       (d.)      Interest on Class B Notes for the related period. ............................                            $5,234.46
                                                                                                                      --------------
       (e.)      Interest on Class C Notes for the related period. ............................                       $ -
                                                                                                                      --------------

       (f.)      To Series 1998-1 Noteholders:
                 To Class A, the total Principal Payment and Class A Overdue Principal,
                   if any .....................................................................                         5,967,890.84
                                                                                                                      --------------
                                    Principal Payment to Class A-1 Noteholders ................   N/A
                                                                                                 ----------------
                                    Principal Payment to Class A-2 Noteholders ................  $   5,967,890.84
                                                                                                 ----------------
                                    Principal Payment to Class A-3 Noteholders ................   N/A
                                                                                                 ----------------
                                    Principal Payment to Class A-4 Noteholders ................   N/A
                                                                                                 ----------------
                 To Class B for Principal Payment and Overdue Principal, if any ...............                           789,237.42
                                                                                                                      --------------
                 To Class C for Principal Payment and Overdue Principal, if any................                               -
                                                                                                                      --------------
       (g)       Overdue Principal (included in the Principal Payments per above, if any):

                 To Class A, total for Overdue Principal ......................................   N/A
                                                                                                 ----------------
                                    Overdue Principal to Class A-1            N/A
                                                                         -------------
                                    Overdue Principal to Class A-2            N/A
                                                                         -------------
                                    Overdue Principal to Class A-3            N/A
                                                                         -------------
                                    Overdue Principal to Class A-4            N/A
                                                                         -------------
                 To Class B for Overdue Principal .............................................   N/A
                                                                                                 ----------------
                 To Class C for Overdue Principal .............................................   N/A
                                                                                                 ----------------

       (h1.)     Until the Reserve Account Funding Date:
                 To the Reserve Account, the amount equal to the Servicing Fee
                 otherwise payable to ABS .....................................................                           N/A
                                                                                                                      --------------

       (h2.)     After the Reserve Account Funding Date:
                 To the Servicer, ABS, the Servicing Fee plus Ancillary Servicing
                  Income, if any ..............................................................                            75,304.48
                                                                                                                      --------------

       (i.)      To the Reserve Account, the amount needed to increase the amount on deposit in the Reserve Account to the Required Reserve
                  Amount for such Payment Date. ...............................................                           N/A
                                                                                                                      --------------

       (j.)      Upon the occurrence of a Residual Event                  the lesser of:

       (j1.)     (A) the Available Funds remaining on deposit in the Facility Account and.......  N/A
                                                                                                 ----------------
       (j2.)     (B) the aggregate amount of Residual Receipts included in Available Funds......  N/A
                                                                                                 ----------------
       (j3.)     To be deposited to the Residual Account .......................................                       N/A
                                                                                                                      --------------
       (k.)      To Class D Noteholders for Principal Payment...................................                        -
                                                                                                                      --------------
       (l.)      To Class D Noteholders for Overdue Principal, if any...........................                       N/A
                                                                                                                      --------------

             (3) To ABS, the Servicing Fee previously due, but deposited to the
                   Reserve Account ...........................................................                         $ -
                                                                                                                      --------------

             (4) To the Trustee to Fund the Servicer Conversion Expense Account ..............
                                                                                                                      --------------

             (5) To the Series Obligors, as holders of the Residual Interest, any Available
                   Funds remaining on deposit in the Facility Account. .......................                           $578,318.37
                                                                                                                      --------------

IV.    SERVICER ADVANCES

       (a.)      Aggregate amount of Servicer Advances at the beginning of the related
                  Collection Period. .........................................................                          1,931,460.13
                                                                                                                      --------------
       (b.)      Servicer Advances reimbursed during the related Collection Period. ..........                             61,316.48
                                                                                                                      --------------
       (c.)      Amount of unreimbursed Servicer Advances to be reimbursed on the
                 Settlement Date. ............................................................                                921.97
                                                                                                                      --------------
       (d.)      Servicer Advances made during the related Collection Period .................                               -
                                                                                                                      --------------
       (e.)      Aggregate amount of Servicer Advances at the end of the Collection
                 Period . ....................................................................                         $1,869,221.68
                                                                                                                      --------------


V.     RESERVE ACCOUNT
       (a.)      Amount on deposit at the beginning of the related Collection Period .........                         $3,600,000.00
                                                                                                                     ---------------
       (b.)      Amounts used to cover shortfalls, if any,  for the related
                 Collection Period ...........................................................                       $       -
                                                                                                                     ---------------
       (c.)      Amounts transferred from the Facility Account, if applicable.................                       $       -
                                                                                                                     ---------------
       (d.)      Interest earned on Reserve Balance ..........................................                            $17,777.95
                                                                                                                     ---------------
       (e.)      Reserve Account Ending Balance before calculating Required Reserve Amount ...                         $3,617,777.95
                                                                                                                     ---------------

                                                                                                                     ---------------
       (f.)      Required Reserve Amount needed as of the related Collection Period ..........                         $3,600,000.00
                                                                                                                     ---------------

       (g1.)     If (f) is greater than (e), then amount of shortfall ........................                                  0.00
                                                                                                                     ---------------
       (g2.)     If (e) is greater than (f), then excess amount to be transferred
                  to the Series Obligors .....................................................                             17,777.95
                                                                                                                     ---------------

       (h.)      Amounts on deposit as of this Settlement Date (e minus g2). .................                         $3,600,000.00
                                                                                                                     ---------------



VI.    RESIDUAL ACCOUNT
       (a.)      Amount on deposit at the beginning of the related Collection Period. ........                                  0.00
                                                                                                                     ---------------
       (b.)      Amounts transferred from the Facility Account. ..............................                                  0.00
                                                                                                                     ---------------
       (c.)      Amounts used to cover shortfalls for the related Collection Period. .........                                  0.00
                                                                                                                     ---------------
       (d.)      Amount on deposit as of this Settlement Date ................................                                  0.00
                                                                                                                     ---------------
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VII.   ADDITIONAL PROPERTY FUNDING ACCOUNT
       (a.)      Amount on deposit at the beginning of the related Collection Period .........                                  0.00
                                                                                                                     ---------------
       (b.)      Amounts transferred from the Facility Account. ..............................                                  0.00
                                                                                                                     ---------------
       (c.)      Amounts transferred to the Series Obligors ..................................                                  0.00
                                                                                                                     ---------------
       (d.)      Amount on deposit as of this Settlement Date. ...............................                                  0.00
                                                                                                                     ---------------


VIII.  ADVANCE PAYMENTS
       (a.)      Beginning aggregate Advance Payments. .......................................                         $1,271,658.06
                                                                                                                     ---------------
       (b.)      Amount of Advance Payments collected during the related Collection Period ...                         $1,047,582.33
                                                                                                                     ---------------
       (c.)      Investment earnings for the related Collection Period .......................                             $7,963.53
                                                                                                                     ---------------
       (d.)      Amount of Advance Payments withdrawn for deposit into Facility Account ......                           $701,015.02
                                                                                                                     ---------------
       (e.)      Ending aggregate Advance Payments ...........................................                         $1,626,188.90
                                                                                                                     ---------------

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       ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

       BY:       /s/ Mark Shapiro
                 --------------------

       TITLE:    Assistant Treasurer
                 --------------------

       Date:     12-Feb-01
                 --------------------

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